Exhibit 10.41
SECOND AMENDMENT TO CREDIT AGREEMENT
          SECOND AMENDMENT dated as of December 19, 2008 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of February 23, 2007, as amended by the First Amendment dated as of February 14, 2008 (the “Existing Credit Agreement”), among EDISON INTERNATIONAL, a California corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as syndication agent (in its capacity as such, the “Syndication Agent”), CREDIT SUISSE, LEHMAN COMMERCIAL PAPER INC. AND WELLS FARGO BANK, N.A., as documentation agents (in their respective capacities as such, the “Documentation Agents”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Existing Credit Agreement.
W I T N E S S E T H:
          WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain extensions of credit to and for the account of the Borrower; and
          WHEREAS, the Borrower has requested that, upon the terms and conditions set forth herein, the Existing Credit Agreement be amended as provided herein.
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Amendments to Section 4.6 of the Existing Credit Agreement. Section 4.6 of the Existing Credit Agreement is hereby amended by deleting the final sentence of such Section 4.6.
          2. Effectiveness. This Amendment shall become effective on the date the Administrative Agent has received counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders.
          3. Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
          4. Representations and Warranties. After giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Existing Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date, and except that the representations and warranties set forth in Sections 4.2 and 4.7 are not hereby restated.
          5. Governing Law; Counterparts.

          (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
          (b) This Amendment may be executed by one or more of the parties to this Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

EDISON INTERNATIONAL
By	George Tabata
	Name:	George Tabata
	Title:	Assistant Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By	Juan J. Javellana
	Name:	Juan J. Javellana
	Title:	Vice President

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: JP Morgan Chase Bank, N.A.

By	Juan J. Javellana
	Name:	Juan J. Javellana
	Title:	Vice President

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.

Name of Institution:	The Bank of Tokyo-Mitsubishi UFJ, LTD. New York Branch

By	Spencer Hughes
Name: Spencer Hughes
Title: Authorized Signatory

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: Bank of America, N.A.

By	Richard Stein
Name: Richard Stein
Title: Senior Vice President

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: Wells Fargo Bank, N.A.

By	Cynthia Wilusz-Lovell
Name: Cynthia Wilusz-Lovell
Title: Senior Vice President

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: CREDIT SUISSE, Cayman Islands Branch

By	Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Vice President

By	Shaheen Malik
Name: Shaheen Malik
Title: Associate

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: UBS Loan Finance LLC

By	Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By	Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: City National Bank

By	Brandon Feitelson
Name: Brandon Feitelson
Title: Vice President

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: SCOTIABANC INC.

By	J.F. Todd
Name: J.F. Todd
Title: Managing Director

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: ABN AMRO Bank, N.V.

By	Scott Donaldson
Name: Scott Donaldson
Title: Director

By	Sanjay Remond
Name: Sanjay Remond
Title: Vice President

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: GOLDMAN SACHS CREDIT PARTNERS, L.P.

By	Andrew Caditz
Name: Andrew Caditz
Title: Authorized Signatory

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: ROYAL BANK OF SCOTLAND PLC

By	Emily Freedman
Name: Emily Freedman
Title: Vice President

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: Union Bank of California, N.A.

By	Dennis G. Blank
Name: Dennis G. Blank
Title: Vice President

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 18, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: Citigroup North America Inc.

By	Nietzsche Rodricks
Name: Nietzsche Rodricks
Title: Vice President

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: DEUTSCHE BANK AG NEW YORK BRANCH

By	Marcus Tarlington
Name: Marcus Tarlington
Title: Director

By	Rainer Meier
Name: Rainer Meier
Title: Vice President

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 18, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: THE BANK OF NEW YORK MELLON

By	Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

EDISON INTERNATIONAL
SIGNATURE PAGE TO SECOND AMENDMENT
DATED AS OF DECEMBER 19, 2008
The Lender signatory hereto hereby agrees and consents to the Second Amendment to Credit Agreement.
     Name of Institution: MERRILL LYNCH BANK USA

By	Louis Alder
Name: Louis Alder
Title: First Vice President